Exhibit 21.1

SUBSIDIARIES OF CALIBERCOS INC.

Name of Subsidiary	State
Caliber Auction Homes, LLC	AZ
Caliber Companies, LLC	AZ
Caliber Development, LLC	AZ
Caliber Hospitality Management Co. LLC	DE
Caliber Hospitality, LLC	AZ
Caliber Lending, LLC	AZ
Caliber O-Zone Fund Manager, LLC	AZ
Caliber O-Zone Fund II Manager, LLC	AZ
Caliber Opportunistic Growth Fund GP, LLC	DE
Caliber Realty Group, LLC	AZ
Caliber Services, LLC	AZ
Canyon ManageCo, LLC	AZ
CBH 1 Phoenix ManageCo, LLC	AZ
CFIF III GP, LLC	DE
CH Ocotillo Manager, LLC	AZ
CHPH Manager, LLC	DE
Circle Lofts Manager, LLC	AZ
Commons ManageCo, LLC	AZ
CRA Manager, LLC	AZ
DFW Behavioral Health ManageCo, LLC	AZ
Diversified II GP, LLC	DE
DT Mesa ManageCo, LLC	AZ
Elliot & 51st Street Manager, LLC	AZ
Encore ManageCo, LLC	AZ
Gateway II FundCo, LLC	DE
Gateway II HoldCo, LLC	DE
Gateway II ManageCo, LLC	AZ
Gateway II MezzCo, LLC	DE
HI Hotel Manager, LLC	AZ
Ironwood ManageCo, LLC	AZ
Lorca ManageCo, LLC	AZ
Olathe Behavioral Health ManageCo, LLC	AZ
Pickleball at Riverwalk ManageCo, LLC	AZ
Pima Center ManageCo, LLC	AZ
Ridge II ManageCo, LLC	DE
Riverwalk 1 HoldCo, LLC	AZ
Riverwalk 2 HoldCo, LLC	AZ
Riverwalk 3 HoldCo, LLC	AZ
Riverwalk 4 HoldCo, LLC	AZ
Riverwalk 5 HoldCo, LLC	AZ

Exhibit 21.1

SUBSIDIARIES OF CALIBERCOS INC.

Name of Subsidiary	State
Riverwalk 6 HoldCo, LLC	AZ
Riverwalk 7 HoldCo, LLC	AZ
Riverwalk Development 1 FundCo, LLC	DE
Riverwalk Development 2 FundCo, LLC	DE
Riverwalk Development 3 FundCo, LLC	DE
Riverwalk Development 4 FundCo, LLC	DE
Riverwalk Development 5 FundCo, LLC	DE
Riverwalk Development 1 ManageCo, LLC	AZ
Riverwalk Development 2 ManageCo, LLC	AZ
Riverwalk Development 3 ManageCo, LLC	AZ
Riverwalk Development 4 ManageCo, LLC	AZ
Riverwalk Development 5 ManageCo, LLC	AZ
Riverwalk Development 1 MezzCo, LLC	DE
Riverwalk Development 2 MezzCo, LLC	DE
Riverwalk Development 3 MezzCo, LLC	DE
Riverwalk Development 4 MezzCo, LLC	DE
Riverwalk Development 5 MezzCo, LLC	DE
Riverwalk Land FundCo, LLC	DE
Riverwalk Land ManageCo, LLC	AZ
Riverwalk Land MezzCo, LLC	DE
Roosevelt III ManageCo, LLC	AZ
Roosevelt Tempe Manager, LLC	AZ
Saddleback Ranch, LLC	AZ
SF Alaska Manager, LLC	DE
Southpointe FundCo, LLC	DE
Southpointe HoldCo, LLC	AZ
Southpointe ManageCo, LLC	AZ
Southpointe MezzCo, LLC	DE
Southridge ManageCo, LLC	CO
TCC Hotels Manager, LLC	AZ
Tucson East Manager, LLC	AZ
West Frontier FundCo, LLC	DE
West Frontier HoldCo, LLC	AZ
West Frontier ManageCo, LLC	AZ
West Frontier MezzCo, LLC	DE
West Ridge ManageCo, LLC	AZ